UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

SpartanNash Company

(Exact name of Registrant as Specified in Its Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700
Grand Rapids, Michigan		49518-8700
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2023, SpartanNash Company (the "Company") held its 2023 annual meeting of shareholders (the "Annual Meeting"). As of March 29, 2023, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the "Record Date"), there were 35,119,509 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. 31,098,107 shares of common stock, or 88.54% of the common stock outstanding on the Record Date, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company's proxy statement filed with the U.S. Securities and Exchange Commission on April 11, 2023, and (ii) the final certified results of the voting reported by Morrow Sodali LLC, the independent Inspector of Election for the Annual Meeting.

Proposal 1 - Election of Directors

Shareholders elected each of the Company's nominees to serve until the 2024 Annual Meeting of Shareholders of the Company and until such directors' successors shall have been elected and qualified. The voting results for this proposal were as follows:

Company Nominees	For	Withheld
M. Shân Atkins	26,057,054	1,462,508
Douglas A. Hacker	26,974,402	545,160
Julien R. Mininberg	26,337,695	1,181,867
Jaymin B. Patel	26,334,363	1,185,199
Hawthorne L. Proctor	26,335,704	1,183,858
Pamela S. Puryear, Ph.D.	27,159,045	360,517
Tony B. Sarsam	27,122,339	397,223
William R. Voss	23,441,032	4,078,530

Proposal 2 - Advisory Approval of the Company's Named Executive Officer Compensation

Shareholders approved, on an advisory basis, the Company's named executive officer compensation. The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
25,204,328	2,223,312	91,922	3,578,545

Proposal 3 - Advisory Approval on Frequency of Future Advisory Votes on Named Executive Officer Compensation

Shareholders approved, on an advisory basis, the recommendation by the Company's Board of Directors that the shareholders vote for every "1 Year" as the frequency for the Say on Frequency Vote. The voting results for this proposal were as follows:

For 1 Year	For 2 Years	For 3 Years	Abstain
24,279,641	105,156	3,048,161	86,604

Proposal 4 - Ratification of the Selection of the Company's Independent Certified Public Accounting Firm

Shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company's independent certified public accounting firm for the fiscal year ending December 30, 2023. The voting results for this proposal were as follows:

For	Against	Abstained
30,277,654	781,483	38,970

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

Item 8.01. Other Events.

On May 25, 2023, the Company issued a press release regarding the certified results of the Annual Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description

99.1	SpartanNash Company Press Release, dated May 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2023	SpartanNash Company

	By:	/s/ Ileana McAlary
Ileana McAlary Executive Vice President, Chief Legal Officer and Corporate Secretary